FCPT Announces Fourth Quarter 2021 Financial and Operating Results MILL VALLEY, CA – February 16, 2022 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and year ended December 31, 2021. Management Comments “FCPT closed out 2021 with over $70 million of acquisitions in the fourth quarter, high rent collection levels and strong AFFO per share growth of over 10% for the quarter and 8% for the year in total,” said CEO Bill Lenehan. “We continue to benefit from the expanded addressable universe outside of restaurants for acquisitions in other targeted verticals. We also raised over $86 million in equity capital in the quarter to fund this growth and agreed to issue $125 million in private notes at a 3.1% rate in early 2022 which sets a strong footing for further growth this year.” Rent Collection Update As of December 31, 2021, the Company has received rent payments representing 99.8% of its portfolio contractual base rent for the quarter ending December 31, 2021, and 99.9% for the year ending December 31, 2021. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the fourth quarter increased 13.5% over the prior year to $45.5 million. Rental revenue consisted of $44.2 million in cash rents and $1.3 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $23.7 million for the fourth quarter, or $0.30 per diluted share. These results compare to net income attributable to common shareholders of $20.3 million for the same quarter in the prior year, or $0.27 per diluted share. • Net income attributable to common shareholders was $85.6 million for the year ended December 31, 2021, or $1.11 per diluted share. These results compare to net income attributed to common shareholders of $77.3 million, or $1.08 per diluted share for the prior year. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the fourth quarter was $0.42, representing a $0.04 per share increase compared to the same quarter in 2020. • NAREIT-defined FFO per diluted share for the year ended December 31, 2021 was $1.56, representing a $0.07 per share increase compared to the prior year. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the fourth quarter was $0.41, representing a $0.04 per share increase compared to the same quarter in 2020. • AFFO per diluted share for the year ended December 31, 2021 was $1.56, representing a $0.12 per share increase compared to the prior year.

General and Administrative (G&A) Expense • G&A expense for the fourth quarter was $4.2 million, which included $0.9 million of stock-based compensation. These results compare to G&A expense in the fourth quarter of 2020 of $3.7 million, including $0.9 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the fourth quarter was $3.3 million, representing 7.5% of cash rental income for the quarter. For the year ended December 31, 2021, cash G&A expense was $13.7 million. Dividends • FCPT declared a dividend of $0.3325 per common share for the fourth quarter of 2021, which represented a 4.7% increase over prior quarter. Portfolio Activities Acquisitions • During the fourth quarter of 2021, FCPT acquired 33 properties for a combined purchase price of $70.5 million at an initial weighted average cash yield of 6.4% and a weighted average remaining lease term of 8.4 years. Liquidity and Capital Markets Capital Raising • During the fourth quarter, FCPT issued 3,036,304 shares of common stock via its At-The-Market (ATM) stock program at a weighted average offering price of $28.36 for gross proceeds of $86.1 million. • As announced on December 17, 2021, FCPT entered into agreements to issue $125 million of senior unsecured notes (the “Notes”) in the first quarter of 2022. The Notes consist of $75.0 million of notes with a ten-year term and priced at a fixed interest rate of 3.11%, and $50.0 million of notes with a nine-year term and priced at a fixed interest rate of 3.09%. The Notes are scheduled to fund on or before March 17, 2022, at the election of the Company. Liquidity • At December 31, 2021, FCPT had approximately $220.3 million of available liquidity including $6.3 million of cash and cash equivalents and $214.0 million of undrawn credit line capacity. Credit Facility and Unsecured Notes • At December 31, 2021, FCPT had $886 million of outstanding debt, consisting of $400 million of term loans and $450 million of unsecured fixed rate notes and $36 million outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.4x at quarter-end. Real Estate Portfolio • As of December 31, 2021, the Company’s rental portfolio consisted of 919 properties located in 46 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 9.3 years.

Conference Call Information Company management will host a conference call and audio webcast on Thursday, February 17 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 844 200 6205 (domestic) or 1 929 526 1599 (international), Call Access Code: 887267. Live webcast: https://events.q4inc.com/attendee/240838965 In order to pre-register for the call, investors can visit https://www.incommglobalevents.com/registration/q4inc/9814/fcpt-fourth-quarter-2021-financial- results-conference-call/ and enter in their contact information. Replay: Available through May 18, 2022 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 229989. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Fourth Quarter 2021 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (In thousands, except share and per share data) 2021 2020 2021 2020 Revenues: Rental revenue 45,462$ 40,091$ 172,812$ 154,721$ Restaurant revenue 7,192 4,527 26,566 16,223 Total revenues 52,654 44,618 199,378 170,944 Operating expenses: General and administrative 4,160 3,744 17,650 15,046 Depreciation and amortization 9,371 7,763 34,826 29,433 Property expenses 1,383 969 5,040 3,508 Restaurant expenses 6,569 4,283 24,563 16,082 Total operating expenses 21,483 16,759 82,079 64,069 Interest expense (8,227) (7,499) (32,555) (29,231) Other income, net 26 2 36 170 Realized gain on sale, net - - 431 - Income tax income (expense) 765 (55) 534 (247) Net income 23,735 20,307 85,745 77,567 Net income attributable to noncontrolling interest (35) (55) (164) (235) Net Income Attributable to Common Shareholders 23,700$ 20,252$ 85,581$ 77,332$ Basic net income per share 0.30$ 0.27$ 1.12$ 1.08$ Diluted net income per share 0.30$ 0.27$ 1.11$ 1.08$ Regular dividends declared per share 0.3325$ 0.3175$ 1.2850$ 1.2325$ Weighted-average shares outstanding: Basic 78,394,876 73,940,013 76,674,046 71,312,326 Diluted 78,575,024 74,283,324 76,838,569 71,609,068 Twelve Months Ended December 31,Three Months Ended December 31, (Unaudited)

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) December 31, 2021 December 31, 2020 Real estate investments: Land 966,565$ 827,502$ Buildings, equipment and improvements 1,437,840 1,327,641 Total real estate investments 2,404,405 2,155,143 Less: Accumulated depreciation (682,430) (657,621) Total real estate investments, net 1,721,975 1,497,522 Intangible lease assets, net 104,251 96,291 Total real estate investments and intangible lease assets, net 1,826,226 1,593,813 Real estate held for sale - 2,763 Cash and cash equivalents 6,300 11,064 Straight-line rent adjustment 55,397 47,938 Derivative assets 2,591 762 Deferred tax assets 864 - Other assets 11,602 11,839 Total Assets 1,902,980$ 1,668,179$ Liabilities: Long-term debt ($886,000 and $760,000 principal, respectively) 877,591$ 753,878$ Dividends payable 26,655 24,058 Rent received in advance 11,311 11,926 Derivative liabilities 7,517 18,717 Other liabilities 16,014 15,099 Total liabilities 939,088 823,678 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 80,279,217 and 75,874,966 shares issued and outstanding, respectively 8 8 Additional paid-in capital 958,737 840,455 Accumulated other comprehensive (loss) income (9,824) (25,695) Noncontrolling interest 2,218 3,061 Retained earnings 12,753 26,672 Total equity 963,892 844,501 Total Liabilities and Equity 1,902,980$ 1,668,179$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2021 2020 2021 2020 Funds from operations (FFO): Net income 23,735$ 20,307$ 85,745$ 77,567$ Depreciation and amortization 9,336 7,737 34,715 29,351 Realized gain on sales of real estate - - (431) - FFO (as defined by NAREIT) 33,071$ 28,044$ 120,029$ 106,918$ Straight-line rental revenue (1,808) (2,070) (7,583) (8,588) Recognized rental revenue abated (1) - - - (1,568) Non-cash deferred income tax benefit (2) (864) - (864) - Stock-based compensation 857 880 3,948 3,376 Non-cash amortization of deferred financing costs 468 543 2,368 2,132 Other non-cash interest income (expense) - 1 - - Non-real estate investment depreciation 35 26 111 82 Other non-cash revenue adjustments 529 497 2,119 1,296 Adjusted Funds from Operations (AFFO) 32,288$ 27,921$ 120,128$ 103,648$ Fully diluted shares outstanding (3) 78,689,583 74,482,398 76,986,538 71,823,973 FFO per diluted share 0.42$ 0.38$ 1.56$ 1.49$ AFFO per diluted share 0.41$ 0.37$ 1.56$ 1.44$ assets at Kerrow Restaurant Operating Business. (3) Assumes the issuance of common shares for OP units held by non-controlling interest. (2) Amount represents non-cash income tax benefit recognized in the fourth quarter of 2021 related to the removal of a valuation allowance on net deferred tax recognized in the second and third quarters of 2020. The receivables associated with the abatements were recognized as lease incentives and will be amortized as a reduction to rental revenue over the amended lease terms. Three Months Ended December 31, Twelve Months Ended December 31, (1) Amount represents base rent that the Company abated as a result of lease amendments. In 2020, the Company abated $1.57 million of rental revenue